UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 15, 2006

Date of Report (Date of earliest event reported)

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2100 New York, NY 10111	10111
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2006, the Compensation Committee of the Board of Directors of Antigenics Inc. (the “Company”) awarded the following cash bonuses to the Company’s named executives:

Peter Thornton, Sr. Vice-President and Chief Financial Officer	$91,200
Renu Gupta, Sr. Vice-President, Development	$97,500
Roman Chicz, Sr. Vice-President, Research & Preclinical development	$79,500
Bruce Leicher, Vice-President, General Counsel	$6,840

All bonus awards are recommended based on achievement of goals and benchmark data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: March 20, 2006	By:	/s/ Garo H. Armen
Garo H. Armen, Ph.D.
Chairman and Chief Executive Officer